Income Taxes	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 8. Income Taxes

        The Company had income tax benefit of $0.1 million for the three-month period ended March 31, 2022 compared to income tax benefit of $0.9 million for the three-month period ended March 31, 2021. The Company’s effective tax rate as of March 31, 2022 was primarily impacted by the geographic mix of its earnings and losses, as well as its valuation allowance.